THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

-AllianceBernstein Global Real Estate Investment Portfolio

Supplement dated September 23, 2010 to the Prospectus dated December 31, 2009 of The AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein Global Real Estate Investment Portfolio.

The Board of Trustees (the “Trustees”) of The AllianceBernstein Pooling Portfolios has approved proposals to rename the AllianceBernstein Global Real Estate Investment Portfolio (the “Portfolio”) the “AllianceBernstein Real Asset Portfolio” (“Real Asset Portfolio”), and to change the Portfolio’s investment strategy from its focus on real estate-related securities to an investment strategy involving a variety of asset classes. In connection with the change in the Portfolio’s name, the Trustees approved a proposal to change the Portfolio’s investment objective from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation” and eliminate the Portfolio’s policy to invest at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies.

The changes to the Portfolio’s name, objective and non-fundamental policies do not require stockholder approval under the Investment Company Act of 1940, as amended. The name and policy changes will not become effective until at least 60 days after the date of this Supplement and are expected to be effective on or about December 31, 2010. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), expects that the Portfolio’s portfolio will be transitioned to the new investment policies shortly thereafter, and that approximately two-thirds of the Portfolio’s portfolio may be repositioned in connection with the changes.

The Real Asset Portfolio will invest primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infrastructure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio’s investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives and real-estate equity securities.

The Real Asset Portfolio may invest significantly in derivatives, such as options, futures, forwards and swap agreements, and intends to use leverage for investment purposes. The Real Asset Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. The Real Asset Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).

The Real Asset Portfolio’s investments in derivatives, commodities and the Subsidiary, as well as the use of leverage, may have more risks than those of the Portfolio, which did not use these investment techniques. Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Real Asset Portfolio. Derivatives also have counterparty risk. Investments in commodities, including commodity-linked derivatives, may be subject to greater volatility due to changes in the overall market or interest rates, commodity index volatility, or factors affecting a particular industry or commodity. The Real Asset Portfolio is also indirectly exposed to the risks associated with the Subsidiary’s investments. The use of leverage can result in more volatility of the Real Asset Portfolio’s net asset value because leverage tends to exaggerate the effect of, among other things, interest rate changes and increases or decreases in the value of the Real Asset Portfolio’s investments.

The Trustees also approved a proposal to be submitted for a shareholder vote to change the Portfolio’s status from “diversified” to “non-diversified”. A “diversified” fund must, with respect to 75% of its assets, invest no more than 5%

of its assets in the securities of any one issuer and hold no more than 10% of such issuer. Since the Real Asset Portfolio intends to invest 25% of its assets in the Subsidiary, maintaining diversified status could impose unnecessary limitations on its operations. The Trustees approved this proposal for submission to shareholders at a shareholder meeting on November 5, 2010 with a record date of September 30, 2010.

In connection with the change in investment strategy, the Portfolio’s benchmark is being changed from the FTSE EPRA NAREIT Developed Index to the MSCI All Country World Commodity Producers Index.

The day-to-day management of, and investment decisions for, the Real Asset Portfolio’s portfolio will be made by the Adviser’s Real Asset Strategy Team. The Real Asset Strategy Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff.

The following table lists the members of the Real Asset Strategy Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Drew W. Demakis; since 2010; Senior Vice President of the Adviser and Chief Investment Officer of Global Diversified Strategies	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2005.

Joshua B. Lisser; since 2010; Senior Vice President of the Adviser and Chief Investment Officer of Index Strategies	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2005.

Teresa Marziano; since 2005; Senior Vice President of the Adviser and Chief Investment Officer of Global Real Estate Investments	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position as a portfolio manager since prior to 2005.

Jonathan E. Ruff; since 2010; Vice President of the Adviser and Director of Dynamic Asset Allocation Strategies	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2005.

Greg J. Wilensky; since 2010; Senior Vice President of the Adviser and Director of Stable Value Investments	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2005.

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This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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AllianceBernstein L.P.

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